Exhibit 10.1

LEGALZOOM.COM, INC.

2000 STOCK OPTION PLAN

(as adopted on May 20, 2000)

1.     Purposes of the Plan. The purposes of this plan are:

(a) to attract and retain the best available personnel for positions of substantial responsibility,

(b) to provide additional incentive to Employees, Consultants and Directors, and

(c) to promote the success of the Company’s business.

2.     Definitions. For the purposes of this Plan, the following terms will have the following meanings:

(a) “Administrator” means the Board or any of its Committees that administer the Plan, in accordance with Section 4.

(b) “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock option plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a Committee appointed by the Board in accordance with Section 4.

(f) “Common Stock” means the Common Stock, without par value, of the Company.

(g) “Company” means Legalzoom.com, Inc., a California corporation.

(h) “Consultant” means any person, including an advisor, or other person engaged by the Company to render services and who is compensated for such services, provided that the term “Consultant” does not include (i) Employees, or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(i) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company or by the Employee or Consultant. Continuous Status as an Employee or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company polices) or statute; or (ii) transfers between locations of the Company.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including Officers and Directors employed as a common law employee by the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient, in and of itself, to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Administrator considers reliable.

(ii)           If the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street journal or any other source the Administrator considers reliable.

(iii)          In the absence of any established market for the Common Stock, the Fair Market Value will be determined by the Administrator with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Administrator considers appropriate.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

(r) “Officer” means a person who is an officer of the Company within the meaning of Section 15 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) “Option” means a stock option granted under this Plan.

(t) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of this Plan.

(u) “Option Exchange Program” means a program in which outstanding Options are surrendered in exchange for Options with a lower exercise price.

(v) “Optioned Stock” means the Common Stock subject to an Option.

(w) “Optionee” means an Employee, Consultant or Director who holds an outstanding Option.

(x) “Plan” means this 2000 Stock Option Plan.

(y) “Section” means, except as otherwise specified, a section of this Plan.

(z) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

3.     Shares Subject to the Plan.

Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be granted and issued under the Plan shall not exceed 1,500,000 Shares of Common Stock and subject to increase from time to time as set by the Administrator and subject to stockholder approval as provided in Section 15(b). The Shares may be authorized, but unissued, or reacquired Common Stock. If the Company reacquires Shares which were issued pursuant to the exercise of an Option, however, those reacquired Shares will not be available for future grant under the Plan.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). In addition, Awards granted hereunder but which are forfeited or are repurchased by the Company at the original issue price, and Awards that otherwise terminates without Shares being issued, will become available for future grantor sale under the Plan.

4.     Administration of the Plan.

(a) Procedure.

(i)            Composition of the Administrator. The Plan will be administered by (A) the board, or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws. Notwithstanding the foregoing, from and after such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Plan will be administered only by a Committee, which will then consist solely of persons who are both “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.

(ii)           Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers who are not Director, and Employees and Consultants who are neither Directors nor Officers.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:

(i)            to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n);

(ii)           to select the Consultants and Employees to whom Options may be granted;

(iii)          to determine whether and to what extent Options are granted;

(iv)          to determine the number of shares of Common Stock to be covered by each Option granted;

(v)           to approve forms of Option Agreement;

(vi)          to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options, including, but not limited to,

(A) the Options’ exercise price, (B) the time or times when Options may be exercised, which may be based on performance criteria or other reasonable conditions such as Continuous Status as an Employee or Consultant, or continuous service as a Director, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Optioned Stock, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Stock to (i) certain restrictions on transfer (including without limitation a right of first refusal in favor of the Company and/or any stockholders of the Company), and (ii) a right of repurchase in favor of the Company upon termination of the Optionee’s employment;

(vii)         to reduce the exercise price of any Option to the Fair Market Value at the time of the reduction, if the Fair Market Value of the Common Stock covered by that Option has declined since the date it was granted;

(viii)       to construe and interpret the terms of this Plan;

(ix)          to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

(x)           to modify or amend each Option, subject to Section 15(c);

(xi)          to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xii)         to institute an Option Exchange Program;

(xiii)        to determine the terms and restrictions applicable to Options; and

(xiv)        to make all other determinations it considers necessary or advisable for administering this Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Optionees and any other holders of Options.

5.     Eligibility.

Options granted under this Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time or grant. Nonstatutory Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees.

6.     Limitations.

(a) Designation. Each Option will be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee’s Incentive Stock Options (granted under all plans of the Company), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

(b) Individual Limit. From and after such time as the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, no Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Incentive Stock Options and Nonstatutory Stock Options which, in the aggregate, cover more than one-half of the Shares available under the Plan, subject to adjustment as provided in Section 13. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an Optionee during any fiscal year of the Company or portion thereof.

(c) No Employment Rights. Neither this Plan nor any Option will confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, or continuing service as a Director, nor will they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship or directorship at any time, with or without cause.

7.     Term of the Plan.

Subject to Section 19, this Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 15. Unless otherwise provided in this Plan, its termination will not affect the validity of any Option Agreement outstanding at the date of termination.

8.     Term of Option.

The term of each Option will be stated in the Notice of Grant; provided, however, that in no event may the term be more than ten (10) years from the date of grant. In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of capital stock of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or any shorter term specified in the Notice of Grant.

9.     Option Exercise Price and Consideration.

(a) Exercise Price. The price per share exercise price for the Share to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(i)            In the case of an Incentive Stock Option;

(A)           granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of capital stock of the Company, the per Share exercise price will be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)           granted to any other Employee, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option;

(A)          granted to an Employee, Consultant, Icon or Director who, at the time the Nonstatutory Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of capital stock of the Company, the per Share exercise price will be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)           granted to any other Employee, Consultant or Director, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as Continuous Status as an Employee or Consultant or continuous service as a Director.

(c) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:

(i)            cash;

(ii)           a promissory note made by the Optionee in favor of the Company;

(iii)          other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised;

(iv)          delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee’s broker, if applicable, requires to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

(v)           any other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.   Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at times and under conditions determined by the Administrator and set forth in the Option Agreement; provided, however, that an Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to the provisions of Sections 12, 16, and 17, the Company will issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option, if those Shares remain subject to repurchase under the provisions of the Option Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Employment or Consulting Relationship or Directorship. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee or Consultant or continuous service as a Director terminates (other than because of death or Disability), the Optionee may exercise those Options until the earlier of (i) their expiration as set forth in the Notice of Grant, and (ii) 30 days after the date of such termination (or a longer period determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan.

(c) Disability of Optionee. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee, Consultant or Icon or continuous service as a Director terminates because of Disability, the Optionee (or legal representative) may exercise those Options until the earlier of (i) their expiration as set forth in the Notice of Grant, and (ii) six (6) months after the date of such termination (or a longer period determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan.

(d) Death of Optionee. If an Optionee holds exercisable Options on the date his or her death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise those Options until the earlier of (i) their expiration as set forth in the Notice of Grant, and (ii) six (6) months after the date of death (or a longer period determined by the Administrator). If the Optionee is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to the Plan. If the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to the Plan.

(e) Disqualifying Dispositions of Incentive Stock Options. If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

11.   Non-Transferability of Options.

(a) No Transfer. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

(b) Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee’s death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement.

(c) Effect of No Designation. If an Optionee dies and there is no beneficiary, validly designated under Section 11(b) and living at the time of the Optionee’s death, the Company will deliver such Optionee’s Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(d) Death of Spouse or Dissolution of Marriage. If an Optionee designates his or her spouse as beneficiary under Section 11(b), that designation will be deemed automatically revoked if the Optionee’s marriage is later dissolved. Similarly, any designation of a beneficiary under Section 11(b) will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Optionee. Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an Optionee who has predeceased the Optionee or whose marriage has been dissolved will automatically pass to the Optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of interstate succession.

12.   Withholding Taxes.

The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply will all applicable federal, state, local, and employment tax withholding requirements, and the Company’s obligations to deliver Shares upon the exercise of an Option will be conditioned upon compliance will all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the Optionee, or to require the Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the Shares issued on such exercise. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Optionee to satisfy all or part of any withholding tax liability by (a) having the Company without from the Shares which would otherwise be issued on the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company’s withholding tax liability.

13.   Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options which have been granted prior to any such change, will likewise be made. Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive.

Where an adjustment under this Section 13(a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised, it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Option will terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c) Corporate Transaction. Upon the happening of a “Corporate Transaction” (as defined below), the Administrator, may, in its discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such Corporate Transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such Corporate Transaction; or (iv) cancel Options upon payment to the Optionees in cash, with respect to each Option to the extent then exercisable (including any Options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale of other event) over the exercise price of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement. In the case of a Corporate Transaction, the Administrator may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any Option pursuant to this Section 13(c), take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the Optionee, or both, under Sections 280G and 4999 of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects. For purposes of this Section 13(c), a “Corporate Transaction” means the occurrence of any of the following:

(1) Any “Person” or “Group” (as such terms are defined in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or becomes the “Beneficial Owner” (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, or of any entity resulting from a merger or consolidation involving the Company, representing more than 50% of the combined voting power of the then outstanding securities of the Company or such entity.

(2) The individuals who, as of the date hereof, are members of the Board (the “Existing Directors”), cease, for any reason, to constitute more than 50% of the number of authorized directors of the Company as determined in the manner prescribed in the Company’s Certificate of Incorporation and Bylaws; provided, however, that if the election, or nomination for election, by the Company’s stockholders of any new director was approved by a vote of at least 50% of the Existing Directors, such new director will be considered an Existing Director; provided further, however, that no individual will be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

(3) The consummation of (a) a merger, consolidation or reorganization to which the Company is a party, whether or not the Company is the Person surviving or resulting therefrom, or (b) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any Person other than the Company, where any such transaction or series of related transactions as is referred to in clause (a) or clause (b) of this Section 13(c)(3) (a “Transaction”) does not otherwise result in a “Corporate Transaction” pursuant to Section 13(c)(1); provided, however, that no such Transaction will constitute a “Corporate Transaction” under this Section 13(c)(3) if the Persons who were the stockholders of the Company immediately before the consummation of such Transaction are the Beneficial Owners, immediately following the consummation of such Transaction, of 50% or more of the combined voting power of the then outstanding voting securities of the Person surviving or resulting from any merger, consolidation or reorganization referred to in clause (a) of this Section 13(c)(3) or the Person to whom the assets of the Company are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred in clause (b) of this Section 13(c)(3).

14.         Date of Grant.

The date of grant of an Option will be, for all purposes, the date on which the Administrator makes the determination granting such Option, or any other, later date determined by the Administrator and specified in the Notice of Grant. Notice of the determination will be provided to each Optionee within a reasonable time after the date of grant.

15.         Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter or suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment that increases the number of Shares for which Options may be granted, or to the extent necessary and desirable to comply with Section 422 of the Code (or any successor statute) or other Applicable Laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such stockholder approval, if required, will be obtained in such a manner and to such a degree as is required by the Applicable Law or requirement.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of an Optionee, unless mutually agreed otherwise between the Optionee and the Administrator. Any such agreement must be in writing and signed by the Optionee and the Company.

16.         Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all Applicable Laws, and will be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under the Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, the Plan and Options granted hereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(b) Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell, transfer, or distribute such Shares.

17.         Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Option will be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to this Plan is timely obtained in accordance with Section 15(b).

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the Optionee or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Optionee or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

18.         Reservation of Shares.

The Company will at all times reserve and keep available a number of Shares sufficient to satisfy this Plan’s requirements during its Term.

19.         Stockholder Approval.

Continuance of this Plan will be subject to approval by the stockholders of the Company within 12 months before or after the date of its adoption. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. Options may be granted but may not be exercised prior to stockholder approval of the Plan. If any Options are so granted and stockholder approval is not obtained within 12 months of the date of adoption of this Plan by the Board of Directors, those Options will terminate retroactively as of the date they were granted.

20.         Legending Share Certificates.

In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an Option granted under this Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend. Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable.

21.         Governing Law.

The Plan will be governed by, and construed in accordance with the laws of the State of California (without giving effect to conflicts of law principles).

LEGALZOOM.COM, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

1.             Grant of Option. The Administrator of the Company hereby grants to the Optionee (the “Optionee”), named in the Notice of Stock Option Grant attached as Exhibit A to this Agreement (the “Notice of Grant”), an option (the “Option”) to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Legalzoom.com, Inc. 2000 Stock Option Plan (the “Plan”), which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

2.             Exercise of Option.

(a)           Right of Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Agreement. In the event of Optionee’s death, Disability or other termination of Optionee’s employment or consulting relationship, the exercise of the Option is governed by the applicable provisions of the Plan and this Agreement.

(b)           Method of Exercise. This Option is exercisable by delivery of an exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), a fully executed copy of a Joinder to the Stockholders Agreement and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan or to comply with applicable law. The Exercise Notice will be signed by the Optionee and will be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and any additional documentation required by the Company.

No Exercised Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Exercised Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

(c)           Method of Payment. Payment of the aggregate Exercise Price will be in United States Dollars, by certified check, bank cashier’s check, or wire transfer to a bank specified by the Company, or, at the Company’s option, by any other means of payment which the Company, in its sole and exclusive judgement, finds satisfactory.

3.             Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

4.             Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

5.             Not an Employment or Service Contract. Nothing in this Option or in the Plan will be construed as an agreement by the Company, express or implied, to employ Optionee or contract for Optionee’s services, to restrict the right of the Company to discharge Optionee or cease contracting for Optionee’s services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between the Optionee and the Company.

6.             Company’s Right to Settle Option. If the Optionee’s beneficiary exercises this Option in accordance with the Plan and this Agreement at any time following Optionee’s death, the Company will have the right, in lieu of delivering the Exercised Shares as to which this Option is exercised, to return to the Optionee’s beneficiary any exercise price delivered for the attempted exercise and pay to Optionee’s beneficiary an amount in cash equal to the Option Value of that portion of the Option as to which exercise is sought. Such right will be exercised, if at all, within 30 days of receipt by the Company of notice of the attempted exercise. “Option Value” will mean, with respect to this Option or any portion thereof, an amount equal to the product of (i) the number of Shares subject to the Option or portion thereof, multiplied by (ii) the excess, if any, of the Fair Market Value over the Exercise Price.

7.             Optionee’s Representations: The Optionee hereby represents as follows:

(a)           The Optionee has received and reviewed the Plan.

(b)           The Optionee acknowledges that the Options are nonstatutory stock options not intended to qualify as incentive stock options under the Plan.

(c)           The Optionee understands that there may be tax implications, including federal alternative minimum tax implications, attendant to both the grant and the exercise of this Option. The Optionee has been given the opportunity to consult with the Optionee’s own tax advisor as to the particular tax consequences of acquiring and exercising the Options and acquiring, holding, and disposing of the Exercised Shares, including the applicability and effect of any state, local or foreign tax laws. In entering into this Agreement, the Optionee has not relied on any representations or advice from the Company concerning these potential tax implications.

(d)           The Options and the Exercised Shares will be subject to the resale restrictions of Rule 701(c) promulgated under the Securities Act of 1933, as amended.

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8.             Arbitration

(a)           Any controversy, dispute, or claim (“Claim”) between the parties to this Agreement or any party released pursuant to it, whether arising under the common law or any statute, including any Claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, will be resolved exclusively by arbitration, before a single arbitrator, conducted in Los Angeles, California, in accordance with the then most applicable rules of the American Arbitration Association (“AAA”), and judgment upon any award rendered by the arbitrator may be entered by any court of appropriate jurisdiction. Such arbitration will be administered by the AAA if either of the parties requests such administration.

(b)           If the parties are unable to agree upon an arbitrator, they will select a single arbitrator from a list of nine arbitrators drawn by the parties at random from a directory provided by AAA. If they are still unable to agree on one of the nine persons drawn at random, the parties will each strike names alternately from the list, with the first to strike being determined by lot. After each party has used four strikes, the remaining name on the list will be the arbitrator.

(c)           This Agreement to resolve any disputes by binding arbitration will extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, stockholder, employee or agent of each party, or of any of the above, and will apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph, the parties will be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator will be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. In the event of a conflict between the then most applicable rules of the AAA and these procedures, the provisions of these procedures will govern.

(d)           Any filing or administrative fees will be borne initially by the party requesting administration by the AAA. If both parties request such administration, the initial fees and costs of the arbitrator will be borne equally between the parties. The prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, will be entitled, to the extent permitted by applicable law, to reimbursement from the other party for all of the prevailing party’s costs (including, but not limited to, the arbitrator’s compensation), expenses, and attorneys’ fees.

(e)           The arbitrator will render a written opinion and an award which will be final and binding upon the parties.

9.             General Provisions.

(a)           All notices or other communications that will or may be given pursuant to this Agreement, will be in writing, will be sent by certified or registered air mail with postage prepaid, return receipt requested, by facsimile, overnight courier, or by hand delivery. Such communications will be deemed given and received on confirmed transmission, if sent by facsimile; or upon delivery if sent by overnight courier or hand

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delivered; or within three business days of mailing, if sent by certified or registered mail, to such address as may be designated from time to time by the relevant party. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Any party may change his, her or its address for notices by written notice given to all other parties hereto in accordance with the foregoing procedures.

(b)           If any provision of this Agreement is held to be void, invalid or inoperative, such event will not affect any other provisions herein, which will continue and remain in full force and effect as though such void, invalid or inoperative provision had not been a part hereof.

(c)           None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries.

(d)           No provision of this Agreement will be deemed waived and no breach excused unless such waiver or consent excusing the breach is made in writing and signed by the waiving party. No course of dealing with or failure of either party to strictly enforce any term, right or condition of this Agreement will be construed as a waiver of such provision. A waiver by a party of any provision of this Agreement will not be construed as a waiver of any other provision of this Agreement.

(e)           Any terms or conditions of this Agreement which by their express terms extend beyond termination of this Agreement or which by their nature should so extend will survive and continue in full force and effect after any termination of this Agreement.

(f)            This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and, except for any employment, consulting or confidentiality agreements between the parties, supersedes any and all prior or contemporaneous oral or written communications with respect hereto, all of which are merged herein. This Agreement will not be modified, amended, or in any way altered except by an instrument in writing signed by the parties. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(g)           The interpretation, performance, and enforcement of this Agreement will be governed by the laws of the State of California without regard to the principles of conflicts of law.

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The signature of the Optionee and the Optionee’s spouse (if any) on the attached consent, and the signature of the Company’s representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Agreement. The Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and the Agreement.

OPTIONEE:

Signature:

Printed Name:

LEGALZOOM, INC.,
a California corporation

By:
Name: Brian Liu
Title: Chairman

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DESIGNATION OF BENEFICIARY

In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all of my vested Options that are unexercised at that time.

NAME:	(Please Print)
(First) (Middle) (Last)

Relationship		(Address)

Dated:
Signature of Optionee

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CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and the Non-Qualified Stock Option Agreement (the “Option Agreement”) executed between Optionee and Legalzoom.com, Inc., a California corporation. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and the Option Agreement, the undersigned hereby agree to be irrevocably bound by the terms and conditions of the Plan and the Option Agreement and further agrees that any community property interest will be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or the Option Agreement.

SPOUSE OF OPTIONEE

Signature:

Printed Name:

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EXHIBIT A

NOTICE OF STOCK OPTION GRANT

Optionee’s Name

Optionee’s Address

The Optionee has been granted an option to purchase Shares of Common Stock of the Company subject to the terms and conditions of the Plan and this Stock Option Agreement as follows:

Date of Grant

Exercise Price per Share	$

Total Number of Shares Covered

Term of Option/Outside Expiration Date:	Upon the earlier of 30 days after the employment termination date or ten (10) years from the date hereof, unless otherwise provided for in the Plan.

VESTING SCHEDULE:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the options granted herein shall vest 25% at end of the first anniversary of the date hereof and then the remaining 75% shall vest in equal quarterly installments over the next three (3) years following the first anniversary date. In the event the Optionee’s employment is terminated, the vesting shall cease and the unvested options shall terminate.

TERMINATION PERIOD:

In no event may the Option be exercised later than the Term of Option/Outside Expiration Date above.

LEGALZOOM.COM, INC.

By:
Name:	Brian Liu
Title:	Chairman

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EXHIBIT B

NOTICE OF EXERCISE OF STOCK OPTION

Legalzoom.com, Inc.

Attn: President and Corporate Secretary

Ladies and Gentlemen:

The undersigned hereby elects to exercise the option pursuant to the 1999 Stock Option Plan indicated below:

Option Grant Date:

Type of Option: Nonqualified Stock Option

Number of Shares Being Exercised:

Exercise Price Per Share:

Total Exercise Price: $

Method of Payment:

Enclosed herewith is payment in full of the total exercise price and a copy of the Option Agreement.

My exact name, current address and social security number for purposes of the stock certificates to be issued and the shareholder list of the Company are:

Name:

Address:

Social Security Number:

Sincerely,

Dated:
(Optionee’s Signature)

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FIRST AMENDMENT TO THE

LEGALZOOM.COM, INC.

2000 STOCK OPTION PLAN

Pursuant to the provisions set forth in Section 13 and 15(a) of the LegalZoom.com, Inc. 2000 Stock Option Plan (the “Plan”), the Company hereby amends the Plan (the “First Amendment”) as follows:

1.             Shares Subject to the Plan. The first sentence of Section 3 of the Plan is amended and replaced in its entirety with the followings:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be granted and issued under the Plan shall not exceed 2,500,000 Shares of Common Stock and subject to increase from time to time as set by the Administrator and subject to stockholder approval as provided in Section 15(b).”

2.             Acknowledgements. This First Amendment is to be read and construed with the Plan as constituting one and the same plan. Except as specifically modified by this First Amendment, all other remaining provisions, terms and conditions of the Plan are here by ratified and confirmed and shall remain in full force and effect.

3.             Defined Terms. All capitalized terms in this First Amendment, unless otherwise specifically defined herein, shall have the same defined meanings as in the Plan.

[Remainder of Page Intentionally Left Blank]

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I hereby certify that the foregoing Second Amendment to the LegalZoom.com, Inc. 2000 Stock Option Plan was duly adopted by the Board of Directors of the Company as of December 17, 2003.

Executed at Los Angeles, California on this 3rd day of December, 2003.

By:	/s/ Brian Liu
Name: Brian Liu
Title: Chairman of the Board

I hereby certify that the foregoing Second Amendment to the LegalZoom.com, Inc. 2000 Stock Option Plan was approved by the stockholders of the Company as of January 12, 2004.

Executed at Los Angeles, California on this 12th day of January, 2004.

By:	/s/ Charles E. Rampenthal
Name: Charles E. Rampenthal
Title: Assistant Secretary

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SECOND AMENDMENT TO THE

LEGALZOOM.COM, INC.

2000 STOCK OPTION PLAN

Pursuant to the provisions set forth in Sections 13 and 15(a) of the LegalZoom.com, Inc. 2000 Stock Option Plan (the “Plan”), and as a result of LegalZoom.com, Inc.’s (the “Company”) 1-for-3 stock split on July 19, 2011, whereby each issued and outstanding share of the Company’s common stock, par value $0.001 per share, was converted into three (3) shares, par value $0.001 per share, the Company hereby amends the Plan (the “Second Amendment”) as follows:

1.             Shares Subject to the Plan. The first sentence of Section 3 of the Plan is amended and replaced in its entirety with the following:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be granted and issued under the Plan shall not exceed 7,500,000 Shares of Common Stock and subject to increase from time to time as set by the Administrator and subject to stockholder approval as provided in Section 15(b).”

2.             Acknowledgements. This Second Amendment is to be read and construed with the Plan as constituting one and the same plan. Except as specifically modified by this Second Amendment, all other remaining provisions, terms and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect.

3.             Defined Terms. All capitalized terms in this Second Amendment, unless otherwise specifically defined herein, shall have the same defined meanings as in the Plan.

[Remainder of Page Intentionally Left Blank]

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I hereby certify that the foregoing Second Amendment to the LegalZoom.com, Inc. 2000 Stock Option Plan was duly adopted by the Board of Directors of the Company as of July 19, 2011.

Executed at Los Angeles, California on this 19th day of July 2011.

By:	/s/ Brian Liu
Name: Brian Liu
Title: Chairman of the Board

I hereby certify that the foregoing Second Amendment to the LegalZoom.com, Inc. 2000 Stock Option Plan was approved by the stockholders of the Company as of July 19, 2011.

Executed at Los Angeles, California on this 19th day of July 2011.

By:	/s/ Charles E. Rampenthal
Name: Charles E. Rampenthal
Title: Secretary

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